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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of Earliest Event Reported): May 21, 2002

                           ORASURE TECHNOLOGIES, INC.
                           --------------------------

               (Exact Name of Registrant as Specified in Charter)



       DELAWARE                       1-10492                     36-4370966
   (State or Other                  (Commission                (I.R.S. Employer
     Jurisdiction                       file                    Identification
 of Incorporation or                   number)                      Number)
    Organization)

                               150 Webster Street
                          Bethlehem, Pennsylvania 18015
                    (Address of principal executive offices)


                                 (610) 882-1820
              (Registrant's telephone number, including area code)

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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     On May 21, 2002, OraSure Technologies, Inc. (the "Company") dismissed Arthur Andersen LLP ("Andersen") as its independent public accountants and engaged KPMG LLP ("KPMG") to serve as the Company's independent public accountants for the year ending December 31, 2002. These actions are effective immediately and were approved by the Audit Committee of the Company's Board of Directors.

     The reports of Andersen on the Company's financial statements for the years ended December 31, 2001 and 2000, did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During its audits for the years ended December 31, 2001 and 2000, and through the filing of this Current Report on Form 8-K ("Form 8-K"), (i) there were no disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to Andersen's satisfaction, would have caused Andersen to make reference to the subject matter of such disagreements in their reports on the Company's financial statements for the years ended December 31, 2001 and 2000, and (ii) there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

     Pursuant to Item 304(a)(3) of Regulation S-K, the Company requested Andersen to furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of that letter is filed as Exhibit 16 to this Form 8-K.

     During the years ended December 31, 2001 and 2000, and through the filing of this Form 8-K, the Company did not consult with KPMG regarding any of the items described in Item 304(a)(2) of Regulation S-K.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         Exhibit

         16 Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated May 21, 2002.

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                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                   ORASURE TECHNOLOGIES, INC.

Date: May 21, 2002                 By: /s/ Jack E. Jerrett
                                       ---------------------------------
                                       Jack E. Jerrett
                                       Vice President, General Counsel
                                       and Secretary

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                                Index to Exhibits

        Exhibit

        16 Letter from Arthur Andersen LLP to the Securities and exchange Commission dated May 21, 2002.